Exhibit 10.1

TERMINATION AND RELEASE AGREEMENT

          TERMINATION AND RELEASE AGREEMENT, dated as of September ___, 2006 (this “Agreement”), between the person executing this Agreement as the Optionee on the signature page hereto (the “Optionee”) and CHINA BAK BATTERY, INC., a Nevada corporation (the “Company”).  Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to those terms in the China BAK Battery, Inc. Stock Option Plan (the “Plan”).

BACKGROUND

          The parties desire to terminate the Options identified on the signature page to this Agreement and to grant to the Optionee a number of shares of Restricted Stock as will be determined by the Board of Directors of the Company at a meeting to be held during the first quarter of the Company’s 2007 fiscal year.  The shares of Restricted Stock will be granted to the Optionee under the Plan using the form of Restricted Stock Grant Agreement attached hereto as Exhibit A.

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for such other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.          Termination and Release.  The Options identified on the signature page to this Agreement and any and all agreements pursuant to which such Options were granted (collectively, the “Option Agreement”) are hereby terminated and of no further force and effect.  Each Optionee shall return the original copy of the Option Agreement for cancellation, however, the failure to so return an Option Agreement shall in no way affect the termination thereof.  In consideration of the issuance of the Restricted Shares and such other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Optionee hereby releases and forever discharges the Company, its officers, directors, employees, agents and representatives from any and all claims, liabilities, suits and damages arising or in any way related to the the Options identified on the signature page hereto and the Option Agreement and agrees not to commence any such suit or make any such claim against the Company, its officers, directors, employees, agents or representatives.  Each Optionee represents and warrants to the Company that he has not made any such claim or suit prior to the date hereof.

          2.          Issuance of Shares of Restricted Stock.  In consideration of the termination and release set forth in Section 1 above and in consideration for the other covenants and agreements set forth herein, the Board of Directors of the Company shall meet (or act by unanimous written consent) on or before December 31, 2006 in order to approve the granting to the Optionee of a number of shares of Restricted Stock to be determined by the Board in its sole discretion at such meeting (or in such written consent).  Promptly after the Board of Directors of the Company makes such determination, the Company shall enter into a Restricted Stock Grant Agreement with the Optionee in the form of Exhibit A to this Agreement.

          3.          Miscellaneous.  Upon request from Company, Optionee will execute and deliver to Company  a proper instrument or instruments acknowledging the satisfaction and termination of the Options identified on the signature page and the Option Agreement.  All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered, three days after being sent by prepaid overnight courier to the address of the party to be noticed, as set forth in any writing or document provided by the party to be noticed to the other.  This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.  No changes, modifications, or waivers to this Agreement will be effective unless in writing and signed by both parties.  In the event that any provision hereof is determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that these terms and conditions shall otherwise remain in full force and effect and enforceable.  The terms and conditions of this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the conflicts of law principles thereof.  Neither party may assign its rights or delegate its duties under this Agreement without the express prior written consent of the other party.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.  Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

[Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

OPTIONEE:

Name:

Number of Options:

COMPANY:

CHINA BAK BATTERY, INC.

By:

Name:
Title:

3

EXHIBIT A

Form of Restricted Stock Grant Agreement

(See Attached)